Exhibit 10.20

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of October 14, 2020, is entered into between Reprise Biomedical, Inc., a Minnesota corporation (the “Company”), and Miromatrix Medical Inc., a Delaware corporation (“Seller”).

WHEREAS, Seller owns 4,500,000 shares of common stock, $0.001 par value per share (the “Shares”), of the Company; and

WHEREAS, Seller wishes to sell to the Company, and the Company wishes to purchase from Seller, the Shares, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                  Purchase and Sale. Subject to the terms and conditions set forth herein:

(a)               At the First Closing (as defined below), Seller shall sell, transfer and assign to the Company, and the Company shall purchase from Seller, all of Seller's right, title and interest in and to 2,700,000 Shares (the “First Closing Shares”). The aggregate purchase price for the First Closing Shares shall be $3,000,000 (the “First Closing Purchase Price”).

(b)               At the Second Closing (as defined below), Seller shall sell, transfer and assign to the Company, and the Company shall purchase from Seller, all of Seller's right, title and interest in and to the remaining 1,800,000 Shares (the “Second Closing Shares”). The aggregate purchase price for the Second Closing Shares shall be $2,000,000 (the “Second Closing Purchase Price”).

2.                  Closings.

(a)               Subject to the terms and conditions contained in this Agreement, the initial closing for the purchase and sale of the First Closing Shares contemplated hereby (the “First Closing”) shall take place at 10:00 a.m., local time, on November 15, 2020 (the “First Closing Date”) at the offices of Faegre Drinker Biddle & Reath LLP in Minneapolis, Minnesota, or at such other place or on such other date as the Company and Seller may mutually agree upon in writing. At the First Closing, Seller shall deliver to the Company the stock certificate representing the First Closing Shares, free and clear of all Encumbrances (as defined herein), duly endorsed in blank, and the Company shall deliver to Seller the First Closing Purchase Price by wire transfer of immediately available funds to an account designated in writing by Seller to the Company no later than two business days before the First Closing. Promptly following the First Closing, the Company will cancel the First Closing Shares on the stock register of the Company and will issue to Seller a new stock certificate evidencing the Second Closing Shares.

(b)               Subject to the terms and conditions contained in this Agreement, the closing for the purchase and sale of the Second Closing Shares contemplated hereby (the “Second Closing,” and together with the First Closing, the “Closings” and each individually a “Closing”) shall take place at 10:00 a.m., local time, on March 15, 2021 (the “Second Closing Date,” and together with the First Closing Date, the “Closing Dates” and each individually a “Closing Date”) at the offices of Faegre Drinker Biddle & Reath LLP in Minneapolis, Minnesota, or at such other place or on such other date as the Company and Seller may mutually agree upon in writing. At the Second Closing, Seller shall deliver to the Company the stock certificate evidencing the Second Closing Shares, free and clear of all Encumbrances, duly endorsed in blank, and the Company shall deliver to Seller the Second Closing Purchase Price by wire transfer of immediately available funds to an account designated in writing by Seller to the Company no later than two business days before the Second Closing.

3.                  Closing Conditions.

(a)               The obligation of Seller to sell, transfer and assign the applicable Shares at each Closing Date to the Company hereunder is subject to the satisfaction of the following conditions as of each Closing:

(i)                 the representations and warranties of the Company in Section 5 hereof shall be true and correct on and as of the applicable Closing Date with the same effect as though made at and as of such date;

(ii)              the Company shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the applicable Closing Date;

(iii)            the Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the transactions contemplated herein;

(iv)             Seller shall have received a certificate, dated as of the applicable Closing Date and signed by a duly authorized officer of the Company, that each of the conditions set forth in this Section 3(a) have been satisfied; and

(v)               Seller shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of the Company certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of the Company authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby.

(b)               The obligation of the Company to purchase the applicable Shares from Seller is subject to the satisfaction of the following conditions as of each Closing:

(i)                 the representations and warranties of Seller in Sections 4(a), 4(b), 4(c) and 4(d) shall be true and correct on and as of each Closing Date with the same effect as though made at and as of such date;

(ii)              Seller shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the applicable Closing Date;

(iii)            Seller shall have obtained any and all consents, permits, approvals, registrations and waivers necessary for consummation of the transactions contemplated herein;

(iv)             the Company shall have received a certificate, dated the applicable Closing Date and signed by a duly authorized officer of Seller, that each of the conditions set forth in this Section 3(b) have been satisfied; and

(v)               the Company shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Seller certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Seller authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby.

4.                  Representations and Warranties of Seller. Seller hereby represents and warrants to the Company as follows:

(a)               Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)               Seller has all requisite power and authority to execute and deliver this Agreement, to carry out its obligations hereunder, and to consummate the transactions contemplated hereby. Seller has obtained all necessary corporate approvals for the execution and delivery of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Seller and (assuming due authorization, execution and delivery by the Company) constitutes Seller's legal, valid and binding obligation, enforceable against Seller in accordance with its terms.

(c)               The Shares have been duly authorized, are validly issued, fully paid and non-assessable, and are owned of record and beneficially by Seller, free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind (“Encumbrances”). Upon consummation of the transactions contemplated by this Agreement, the Company shall own the Shares, free and clear of all Encumbrances.

(d)               The execution, delivery and performance by Seller of this Agreement do not conflict with, violate or result in the breach of, or create any Encumbrance on the Shares pursuant to, any agreement, instrument, order, judgment, decree, law or governmental regulation to which Seller is a party or is subject or by which the Shares are bound.

(e)               No material governmental, administrative or other third-party consents or approvals are required by or with respect to Seller in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

(f)                There are no actions, suits, claims, investigations or other legal proceedings pending or, to the knowledge of Seller, threatened against or by Seller that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.

(g)               No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Seller.

5.                  Representation and Warranties of the Company.

(a)               The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota.

(b)               The Company has all requisite power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and (assuming due authorization, execution and delivery by Seller) this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

(c)               No material governmental, administrative or other third-party consents or approvals are required by or with respect to the Company in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

(d)               There are no actions, suits, claims, investigations or other legal proceedings pending or, to the knowledge of the Company, threatened against or by the Company that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.

(e)               No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

6.                  Survival. All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Closing hereunder.

7.                  Guaranty. Howard Root and Ronald Eibensteiner (each a “Guarantor” and collectively, “Guarantors”) irrevocably, unconditionally and absolutely jointly and severally guarantee to Seller the full and prompt performance by the Company of any and all of its obligations under Section 1 and the related payment obligations under Section 2 of this Agreement. Each Guarantor waives any and all defenses, claims, setoffs and discharges with respect to such obligations, except the defense of discharge by payment and performance in full and any defense available to the Company provided for in this Agreement. Neither Guarantor will exercise or enforce any right of contribution, reimbursement, recourse or subrogation as to any such obligations against the Company until all such obligations have been fully paid and performed. If Seller commences litigation to enforce this Section 7 and is the prevailing party as determined by a final order of a court of competent jurisdiction, Guarantors will pay all reasonable costs incurred by Seller, including reasonable attorneys’ fees and expenses, in connection with the enforcement of this Section 7.

8.                  Indemnification.

(a)               Seller shall indemnify the Company and hold the Company harmless against and in respect of any and all losses, liabilities, damages, obligations, claims, Encumbrances, costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by the Company resulting from any breach of any representation, warranty, covenant or agreement made by Seller herein.

(b)               The Company shall indemnify Seller and hold Seller harmless against and in respect of any and all losses, liabilities, damages, obligations, claims, Encumbrances, costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by Seller resulting from any breach of any representation, warranty, covenant or agreement made by the Company herein.

(c)               Subject to Section 12, the parties acknowledge and agree that their sole and exclusive remedy with respect to any and all claims (other than claims arising from intentional fraud on the part of a party hereto in connection with the transactions contemplated by this Agreement) for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement, shall be pursuant to the indemnification provisions set forth in this Section 7.

9.            Further Assurances. Following the Closing, each of the parties hereto shall execute and deliver such additional documents, instruments, conveyances and assurances, and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

10.              Termination. This Agreement may be terminated at any time prior to the applicable Closing (a) by the mutual written consent of the Company and Seller or (b) by Seller if (i) a breach of any provision of this Agreement has been committed by the Company and such breach has not been cured within 10 days following receipt by the Company of written notice of such breach, or (ii) (x) the First Closing does not occur by November 25, 2020 or (y) the Second Closing does not occur by March 25, 2021. Upon termination, all further obligations of the parties under this Agreement shall terminate without liability of any party to the other parties to this Agreement, except that no such termination shall relieve any party from liability for any fraud or willful breach of this Agreement.

11.              Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

12.              Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

13.              Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder (each, a “Notice”) shall be in writing and addressed to the parties at the addresses set forth on the first page of this Agreement (or to such other address that may be designated by the receiving party from time to time in accordance with this section). All Notices shall be delivered by personal delivery, nationally recognized overnight courier (with all fees pre- paid), facsimile or e-mail of a PDF document (with confirmation of transmission) or certified or registered mail (in each case, return receipt requested, postage prepaid). Except as otherwise provided in this Agreement, a Notice is effective only (a) upon receipt by the receiving party, and (b) if the party giving the Notice has complied with the requirements of this Section.

14.              Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

15.              Successor and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party may assign any of its rights or obligations hereunder without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld or delayed.

16.              Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

17.              Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

18.              Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

19.              Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Minnesota without giving effect to any choice or conflict of law provision or rule (whether of the State of Minnesota or any other jurisdiction). Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States or the courts of the State of Minnesota in each case located in the city of Minneapolis and County of Hennepin, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by mail to such party's address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

20.              Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

REPRISE BIOMEDICAL, INC.

By:	/s/ Howard Root
Name:	Howard Root
Title:	Chairman

MIROMATRIX MEDICAL INC.

By:	/s/ Paul Buckman
Name:	Paul Buckman
Title:	Chairman

Solely with respect to Section 7:

/s/ Howard Root
Howard Root

/s/ Ronald Eibensteiner
Ronald Eibensteiner